EXHIBIT 23.2

                          CONSENT OF STEGMAN & COMPANY





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                                                               Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS

         We hereby consent to the incorporation by reference in this Registration Statement of Essex Corporation on Form S-8 (the "Registration Statement") of our report dated February 9, 2001 on our audits of the financial statements of Essex Corporation for the years ended December 31, 2000 and December 26, 1999 which report appears in the Essex Corporation 2000 Annual Report on Form 10-KSB.


                                                              STEGMAN & COMPANY


Baltimore, Maryland
July 17, 2001